                                                                     Exhibit 21

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1999

                                                                                     STATE OF
                                                                                     INCORPORATION
                                                                                     -------------
U.S. CELLULAR

       U.S. CELLULAR CORPORATION                                                     DELAWARE

       APPLETON CELLULAR TELEPHONE COMPANY                                           Partnership
       BANGOR CELLULAR TELEPHONE CO., L.P.                                           Partnership
       CALIFORNIA RURAL SERVICE AREA #1, INC.                                        CALIFORNIA
       CAROLINA CELLULAR, INC.                                                       NORTH CAROLINA
       CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                                         Partnership
       CELLULAR AMERICA, INC.                                                        PENNSYLVANIA
       CELLVEST, INC.                                                                DELAWARE
       CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC.                              FLORIDA
       CHARLOTTESVILLE MSA CELLULAR PARTNERSHIP                                      Partnership
       COMMUNITY CELLULAR TELEPHONE COMPANY                                          TEXAS
       CROOK COUNTY RSA LIMITED PARTNERSHIP                                          Partnership
       DAVENPORT CELLULAR TELEPHONE COMPANY                                          Partnership
       DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                    DELAWARE
       DUBUQUE CELLULAR TELEPHONE, L.P.                                              Partnership
       EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE (GP)                            Partnership
       EAU CLAIRE MSA, INC.                                                          WISCONSIN
       FLORIDA RSA # 8, INC.                                                         DELAWARE
       GEORGIA RSA # 11, INC.                                                        GEORGIA
       GRAY BUTTE JOINT VENTURE                                                      Partnership
       GREEN BAY CELLTELCO PARTNERSHIP                                               Partnership
       HARDY CELLULAR TELEPHONE COMPANY                                              DELAWARE
       HBM, INC.                                                                     DELAWARE
       HUMPHREY COUNTY CELLULAR, INC.                                                DELAWARE
       ILLINOIS RSA # 3, INC.                                                        ILLINOIS
       INDIANA 8 SERVICE COMPANY                                                     DELAWARE
       INDIANA RSA # 4, INC.                                                         DELAWARE
       INDIANA RSA # 5, INC.                                                         INDIANA
       INDIANA RSA NO. 4 L.P.                                                        Partnership
       INDIANA RSA NO. 5 L.P.                                                        Partnership
       IOWA # 13, INC.                                                               DELAWARE
       IOWA RSA # 3, INC.                                                            DELAWARE
       IOWA RSA # 9, INC.                                                            DELAWARE
       IOWA RSA # 12, INC.                                                           DELAWARE
       JACKSONVILLE CELLULAR PARTNERSHIP                                             Partnership
       JACKSONVILLE CELLULAR TELEPHONE CO.                                           DELAWARE
       JANESVILLE CELLULAR TELEPHONE COMPANY, INC.                                   DELAWARE
       JOPLIN CELLULAR TELEPHONE COMPANY, INC.                                       DELAWARE
       JOPLIN CELLULAR TELEPHONE COMPANY, L.P.                                       Partnership
       KANSAS # 15 LP                                                                Partnership
       KANSAS RSA # 15, INC.                                                         OHIO
       KENOSHA CELLULAR TELEPHONE, L.P.                                              Partnership
       LACROSSE CELLULAR TELEPHONE COMPANY, INC.                                     DELAWARE
       LEWISTON CELLTELLCO PARTNERSHIP                                               Partnership
       MADISON CELLULAR TELEPHONE COMPANY                                            Partnership
       MAINE RSA # 1, INC.                                                           MAINE
       MAINE RSA # 4, INC.                                                           MAINE
       MAINE RSA NO. 4 LIMITED PARTNERSHIP                                           Partnership
       MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                                    Partnership
       MCDANIEL CELLULAR TELEPHONE COMPANY                                           DELAWARE
       MEDFORD PAGING, INC.                                                          OREGON
       MINNESOTA INVCO OF RSA # 5, INC.                                              DELAWARE
       MINNESOTA INVCO OF RSA # 7, INC.                                              DELAWARE
       MINNESOTA INVCO OF RSA # 8, INC.                                              DELAWARE
       MINNESOTA INVCO OF RSA # 9, INC.                                              DELAWARE

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1999

                                                                                     STATE OF
                                                                                     INCORPORATION
                                                                                     -------------
       MINNESOTA INVCO OF RSA # 10, INC.                                             DELAWARE
       MINNESOTA INVCO OF RSA # 11, INC.                                             DELAWARE
       MISSOURI # 15 RURAL CELLULAR, INC.                                            MISSOURI
       MISSOURI RSA 11, INC.                                                         DELAWARE
       N.H. #1 RURAL CELLULAR, INC.                                                  NEW HAMPSHIRE
       NELSON-BALL GROUND CELLULAR TELEPHONE & SERVICES, INC.                        GEORGIA
       NORTH CAROLINA RSA # 4, INC.                                                  DELAWARE
       NORTH CAROLINA RSA # 6, INC.                                                  CALIFORNIA
       NORTH CAROLINA RSA # 9, INC.                                                  NORTH CAROLINA
       NORTH CAROLINA RSA 1 PARTNERSHIP                                              Partnership
       OHIO STATE CELLULAR PHONE COMPANY, INC.                                       FLORIDA
       OREGON RSA # 2, INC.                                                          OREGON
       OREGON RSA # 3, INC.                                                          OREGON
       OREGON RSA # 6, INC.                                                          OREGON
       OREGON RSA NO. 2 LIMITED PARTNERSHIP                                          Partnership
       OREGON RSA NO. 3 LIMITED PARTNERSHIP                                          Partnership
       PEACE VALLEY CELLULAR TELEPHONE COMPANY                                       DELAWARE
       RACINE CELLULAR TELEPHONE COMPANY                                             Partnership
       SHEBOYGAN CELLULAR TELEPHONE COMPANY, INC.                                    DELAWARE
       SOUTH CANAAN CELLULAR TELEPHONE COMPANY                                       PENNSYLVANIA
       ST. LAWRENCE SEAWAY RSA CELLULAR, LP                                          Partnership
       TENNESSEE RSA # 3, INC.                                                       DELAWARE
       TENNESSEE RSA # 4 SUB 2, INC.                                                 TENNESSEE
       TEXAHOMA CELLULAR TELEPHONE COMPANY                                           TEXAS
       TEXAHOMA CELLULAR, L.P.                                                       Partnership
       TEXAS # 20 RURAL CELLULAR, INC.                                               TEXAS
       TEXAS INVCO OF RSA # 6, INC.                                                  DELAWARE
       TOWNSHIP CELLULAR TELEPHONE CO.                                               DELAWARE
       TRI-CITIES PAGING, INC.                                                       WASHINGTON
       TRI-STATES CELLULAR COMMUNICATIONS, INC.                                      MISSOURI
       TULSA GENERAL PARTNER, INC.                                                   DELAWARE
       UNITED STATES CELLULAR INVESTMENT COMPANY, INC.                               DELAWARE
       UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                            PENNSYLVANIA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE                       WISCONSIN
       UNITED STATES CELLULAR INVESTMENT COMPANY OF FRESNO, INC.                     CALIFORNIA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF GREEN BAY, INC.                  WISCONSIN
       UNITED STATES CELLULAR INVESTMENT COMPANY OF OKLAHOMA CITY                    OKLAHOMA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF PORTSMOUTH, INC.                 NEW HAMPSHIRE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF ROCKFORD                         DELAWARE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF SANTA CRUZ, INC.                 CALIFORNIA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF ST. CLOUD                        MINNESOTA
       UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                  INDIANA
       UNITED STATES CELLULAR OPERATING COMPANY, INC.                                DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF APPLETON, INC.                    INDIANA
       UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                            MAINE
       UNITED STATES CELLULAR OPERATING COMPANY OF BILOXI                            MISSISSIPPI
       UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                      DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA                          MISSOURI
       UNITED STATES CELLULAR OPERATING COMPANY -- DES MOINES                        IOWA
       UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                           IOWA
       UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                        FLORIDA
       UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN                            MISSOURI
       UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA                           DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                         TENNESSEE
       UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.                    WISCONSIN
       UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN                   MAINE
       UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.           NEW HAMPSHIRE

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1999

                                                                                     STATE OF
                                                                                     INCORPORATION
                                                                                     -------------
       UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                           OREGON
       UNITED STATES CELLULAR OPERATING COMPANY OF RICHLAND                          WASHINGTON
       UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.                       OKLAHOMA
       UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                          IOWA
       UNITED STATES CELLULAR OPERATING COMPANY OF WAUSAU, INC.                      WISCONSIN
       UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                            WASHINGTON
       UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.            Partnership
       UNITED STATES CELLULAR TELEPHONE COMPANY OF GREATER TULSA, L.L.C.             OKLAHOMA
       UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                   WISCONSIN
       USCC PAYROLL CORPORATION                                                      DELAWARE
       USCC REAL ESTATE CORPORATION                                                  DELAWARE
       USCIC OF AMARILLO, INC.                                                       DELAWARE
       USCIC OF BROWNSVILLE, INC.                                                    DELAWARE
       USCIC OF JACKSON, INC.                                                        DELAWARE
       USCIC OF MCALLEN, INC.                                                        DELAWARE
       USCIC OF NORTH CAROLINA RSA # 1, INC.                                         DELAWARE
       USCIC OF OHIO RSA #9, INC. (f.k.a. Carry Phone, Inc.)                         DELAWARE
       USCOC OF CHARLOTTESVILLE, INC.                                                VIRGINIA
       USCOC OF CORPUS CHRISTI, INC.                                                 TEXAS
       USCOC OF CUMBERLAND, INC.                                                     MARYLAND
       USCOC OF GREATER IOWA, INC                                                    PENNSYLVANIA
       USCOC OF HAWAII 3, INC.                                                       DELAWARE
       USCOC OF IDAHO RSA # 5, INC                                                   DELAWARE
       USCOC OF ILLINOIS RSA # 1, INC.                                               VIRGINIA
       USCOC OF ILLINOIS RSA # 4, INC.                                               ILLINOIS
       USCOC OF IOWA RSA # 1, INC.                                                   IOWA
       USCOC OF IOWA RSA # 16, INC.                                                  DELAWARE
       USCOC OF JACKSONVILLE, INC.                                                   NORTH CAROLINA
       USCOC OF JACK-WIL, INC.                                                       DELAWARE
       USCOC OF MISSOURI RSA # 13, INC.                                              DELAWARE
       USCOC OF MISSOURI RSA # 5, INC.                                               ILLINOIS
       USCOC OF NEW HAMPSHIRE RSA # 2, INC.                                          DELAWARE
       USCOC OF NORTH CAROLINA RSA # 7, INC.                                         NORTH CAROLINA
       USCOC OF OHIO RSA #7, INC.                                                    COLORADO
       USCOC OF OKLAHOMA RSA # 10, INC.                                              OKLAHOMA
       USCOC OF OREGON RSA # 5, INC.                                                 DELAWARE
       USCOC OF PENNSYLVANIA RSA #10-B2, INC.                                        DELAWARE
       USCOC OF PORTLAND, INC.                                                       MAINE
       USCOC OF ROCKFORD, INC.                                                       ILLINOIS
       USCOC OF SOUTH CAROLINA RSA # 4, INC.                                         SOUTH CAROLINA
       USCOC OF TALLAHASSEE                                                          FLORIDA
       USCOC OF TEXAHOMA                                                             TEXAS
       USCOC OF VICTORIA, INC.                                                       TEXAS
       USCOC OF VIRGINIA RSA # 2, INC.                                               VIRGINIA
       USCOC OF VIRGINIA RSA # 3, INC.                                               VIRGINIA
       USCOC OF WASHINGTON 4, INC.                                                   DELAWARE
       USCOC OF WILMINGTON, INC.                                                     NORTH CAROLINA
       USCOC OF WISCONSIN RSA #7, INC.                                               DELAWARE
       VERMONT RSA NO. 2-B2, INC.                                                    DELAWARE
       VICTORIA CELLULAR CORPORATION                                                 TEXAS
       VICTORIA CELLULAR PARTNERSHIP                                                 Partnership
       VIRGINIA RSA # 4, INC.                                                        VIRGINIA
       VIRGINIA RSA # 7, INC.                                                        VIRGINIA
       WARD BUTTE JOINT VENTURE                                                      Partnership
       WASHINGTON RSA # 5, INC.                                                      WASHINGTON
       WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP                                  Partnership
       WESTERN SUB-RSA LIMITED PARTNERSHIP                                           Partnership
       WILMINGTON CELLULAR PARTNERSHIP                                               Partnership
       WILMINGTON CELLULAR TELEPHONE CO.                                             NORTH CAROLINA

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1999

                                                                                     STATE OF
                                                                                     INCORPORATION
                                                                                     -------------
       YAKIMA MSA LIMITED PARTNERSHIP                                                Partnership
       YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                                      Partnership


TDS TELECOMMUNICATIONS

       TDS TELECOMMUNICATIONS CORPORATION                                            DELAWARE

    INCUMBENT LOCAL EXCHANGE COMPANIES
       AMELIA TELEPHONE CORPORATION                                                  VIRGINIA
       ARCADIA TELEPHONE COMPANY                                                     OHIO
       ARIZONA TELEPHONE COMPANY                                                     ARIZONA
       ARVIG TELECOM, INC.                                                           MINNESOTA
       ARVIG TELEPHONE COMPANY                                                       MINNESOTA
       ASOTIN TELEPHONE COMPANY                                                      WASHINGTON
       BADGER TELECOM, INC.                                                          WISCONSIN
       BARNARDSVILLE TELEPHONE COMPANY                                               NORTH CAROLINA
       BLACK EARTH TELEPHONE COMPANY, INC.                                           WISCONSIN
       BLUE RIDGE TELEPHONE COMPANY                                                  GEORGIA
       BONDUEL TELEPHONE COMPANY                                                     WISCONSIN
       BRIDGEWATER TELEPHONE COMPANY                                                 MINNESOTA
       BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY                            WISCONSIN
       BUTLER TELEPHONE COMPANY, INC.                                                ALABAMA
       CALHOUN CITY TELEPHONE COMPANY, INC.                                          MISSISSIPPI
       CAMDEN TELEPHONE COMPANY                                                      INDIANA
       CAMDEN TELEPHONE AND TELEGRAPH COMPANY, INC.                                  GEORGIA
       CENTRAL STATE TELEPHONE COMPANY                                               WISCONSIN
       CHATHAM TELEPHONE COMPANY                                                     MICHIGAN
       CLEVELAND COUNTY TELEPHONE COMPANY, INC.                                      ARKANSAS
       COMMUNICATIONS CORPORATION OF INDIANA                                         INDIANA
       COMMUNICATIONS CORPORATION OF MICHIGAN                                        MICHIGAN
       COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA                                INDIANA
       CONCORD TELEPHONE EXCHANGE, INC.                                              TENNESSEE
       CONTINENTAL TELEPHONE COMPANY                                                 OHIO
       DANUBE COMMUNICATIONS, INC.                                                   MINNESOTA
       DECATUR TELEPHONE COMPANY                                                     ARKANSAS
       DELTA COUNTY TELE-COMM, INC.                                                  COLORADO
       DEPOSIT TELEPHONE COMPANY                                                     NEW YORK
       EASTCOAST TELECOM, INC.                                                       WISCONSIN
       EDWARDS TELEPHONE COMPANY, INC.                                               NEW YORK
       GRANTLAND TELECOM, INC.                                                       WISCONSIN
       HAMPDEN TELEPHONE COMPANY                                                     MAINE
       HAPPY VALLEY TELEPHONE COMPANY                                                CALIFORNIA
       HARTLAND & ST. ALBANS TELEPHONE COMPANY                                       MAINE
       HOME TELEPHONE COMPANY, INC.                                                  INDIANA
       HOME TELEPHONE COMPANY                                                        OREGON
       HOME TELEPHONE COMPANY OF PITTSBORO, INC.                                     INDIANA
       HORNITOS TELEPHONE COMPANY                                                    CALIFORNIA
       HUMPHREYS COUNTY TELEPHONE COMPANY                                            TENNESSEE
       ISLAND TELEPHONE COMPANY                                                      MICHIGAN
       KEARSARGE TELEPHONE COMPANY                                                   NEW HAMPSHIRE
       LESLIE COUNTY TELEPHONE COMPANY                                               KENTUCKY
       LEWIS RIVER TELEPHONE COMPANY                                                 WASHINGTON
       LEWISPORT TELEPHONE COMPANY, INC.                                             KENTUCKY
       LITTLE MIAMI COMMUNICATIONS CORPORATION                                       OHIO
       LUDLOW TELEPHONE COMPANY                                                      VERMONT
       MAHANOY & MAHANTANGO TELEPHONE COMPANY                                        PENNSYLVANIA
       MCCLELLANVILLE TELEPHONE COMPANY, INC.                                        SOUTH CAROLINA

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1999

                                                                                     STATE OF
                                                                                     INCORPORATION
                                                                                     -------------
       MCDANIEL TELEPHONE COMPANY                                                    DELAWARE
       MID-AMERICA TELEPHONE, INC.                                                   OKLAHOMA
       MID-STATE TELEPHONE COMPANY                                                   MINNESOTA
       MIDWAY TELEPHONE COMPANY                                                      WISCONSIN
       MOUNT VERNON TELEPHONE COMPANY                                                WISCONSIN
       MYRTLE TELEPHONE COMPANY                                                      MISSISSIPPI
       NELSON BALLGROUND TELEPHONE COMPANY                                           GEORGIA
       NEW CASTLE TELEPHONE COMPANY                                                  VIRGINIA
       NEW LONDON TELEPHONE COMPANY                                                  MISSOURI
       NORTHFIELD TELEPHONE COMPANY                                                  VERMONT
       NORWAY TELEPHONE COMPANY, INC.                                                SOUTH CAROLINA
       OAKMAN TELEPHONE COMPANY, INC.                                                ALABAMA
       OAKWOOD TELEPHONE COMPANY                                                     OHIO
       OKLAHOMA COMMUNICATION SYSTEMS, INC.                                          OKLAHOMA
       ORCHARD FARM TELEPHONE COMPANY                                                MISSOURI
       ORISKANY FALLS TELEPHONE CORPORATION                                          NEW YORK
       PEOPLES TELEPHONE COMPANY                                                     ALABAMA
       PERKINSVILLE TELEPHONE COMPANY, INC.                                          VERMONT
       PORT BYRON TELEPHONE COMPANY                                                  NEW YORK
       POTLATCH TELEPHONE COMPANY                                                    IDAHO
       QUINCY TELEPHONE COMPANY                                                      FLORIDA
       RIVERSIDE TELECOM, INC.                                                       WISCONSIN
       S & W TELEPHONE COMPANY, INC.                                                 INDIANA
       SALEM TELEPHONE COMPANY, INC.                                                 KENTUCKY
       SALUDA MOUNTAIN TELEPHONE COMPANY                                             DELAWARE
       SCANDINAVIA TELEPHONE COMPANY                                                 WISCONSIN
       SERVICE TELEPHONE COMPANY, INC.                                               NORTH CAROLINA
       SHIAWASSEE TELEPHONE COMPANY                                                  MICHIGAN
       SOMERSET TELEPHONE COMPANY                                                    MAINE
       SOUTHEAST MISSISSIPPI TELEPHONE COMPANY                                       MISSISSIPPI
       SOUTHWESTERN TELEPHONE COMPANY                                                ARIZONA
       ST STEPHEN TELEPHONE COMPANY                                                  SOUTH CAROLINA
       STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, INC.                                WISCONSIN
       STOUTLAND TELEPHONE COMPANY                                                   MISSOURI
       STRASBURG TELEPHONE COMPANY                                                   COLORADO
       SUGAR VALLEY TELEPHONE COMPANY                                                PENNSYLVANIA
       TELLICO TELEPHONE COMPANY, INC.                                               TENNESSEE
       TENNESSEE TELEPHONE COMPANY                                                   TENNESSEE
       TENNEY TELEPHONE COMPANY                                                      WISCONSIN
       THE ISLAND TELEPHONE COMPANY                                                  MAINE
       THE MERCHANTS & FARMERS TELEPHONE COMPANY                                     INDIANA
       TIPTON TELEPHONE COMPANY, INC.                                                INDIANA
       TOWNSHIP TELEPHONE COMPANY                                                    DELAWARE
       TRI-COUNTY TELEPHONE COMPANY, INC.                                            INDIANA
       TROY TELEPHONE COMPANY, INC.                                                  IDAHO
       UTELCO, INC.                                                                  WISCONSIN
       VANLUE TELEPHONE COMPANY                                                      OHIO
       VERNON TELEPHONE COMPANY                                                      NEW YORK
       VIRGINIA TELEPHONE COMPANY                                                    VIRGINIA
       WARREN TELEPHONE COMPANY                                                      MAINE
       WAUNAKEE TELEPHONE COMPANY, INC.                                              WISCONSIN
       WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY                                  MAINE
       WILLISTON TELEPHONE COMPANY                                                   SOUTH CAROLINA
       WINSTED TELEPHONE COMPANY                                                     MINNESOTA
       WINTERHAVEN TELEPHONE COMPANY                                                 CALIFORNIA
       WOLVERINE TELEPHONE COMPANY                                                   MICHIGAN
       WYANDOTTE TELEPHONE CO.                                                       OKLAHOMA

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1999

                                                                                     STATE OF
                                                                                     INCORPORATION
                                                                                     -------------
    OTHER COMPANIES
       ARVIG CELLULAR, INC.                                                          MINNESOTA
       CAMDEN CELLULAR, INC.                                                         DELAWARE
       DELTA COUNTY CATV, INC.                                                       COLORADO
       GEORGIA RSA # 12 PARTNERSHIP                                                  GEORGIA
       GLENNA-MARIE CORPORATION                                                      INDIANA
       METROPLEX COMMUNICATIONS CORPORATION                                          WASHINGTON
       METROPLEX CABLE INC.                                                          WASHINGTON
       PEQUOT LAKES CABLE COMPANY                                                    MINNESOTA
       TDS DATACOM, INC.                                                             DELAWARE
       TDS METROCOM, INC.                                                            DELAWARE
       TDS TELECOM SERVICE CORPORATION                                               IOWA
       TRI-COUNTY COMMUNICATIONS CORPORATION                                         INDIANA
       TRI-COUNTY LONG DISTANCE                                                      INDIANA
       U.S. LINK, INC.                                                               MINNESOTA

AERIAL COMMUNICATIONS

       AERIAL COMMUNICATIONS, INC.                                                   DELAWARE

       AERIAL OPERATING COMPANY, INC.                                                DELAWARE
       APT COLUMBUS, INC.                                                            DELAWARE
       APT HOUSTON, INC.                                                             DELAWARE
       APT KANSAS CITY, INC.                                                         DELAWARE
       APT MINNEAPOLIS, INC.                                                         DELAWARE
       APT TAMPA / ORLANDO, INC.                                                     DELAWARE
       APT PITTSBURGH GENERAL PARTNER, INC.                                          PENNSYLVANIA
       APT PITTSBURGH LIMITED PARTNERSHIP                                            Partnership


TDS GROUP

       AFFILIATE FUND                                                                DELAWARE
       COMMVEST, INC.                                                                DELAWARE
       NATIONAL TELEPHONE & TELEGRAPH COMPANY                                        CALIFORNIA
       RUDEVCO, INC.                                                                 CALIFORNIA
       SUTTLE PRESS INC.                                                             WISCONSIN
       TDS CABLE COMMUNICATIONS CORP.                                                IOWA
       TDS CAPITAL TRUST I                                                           DELAWARE
       TDS CAPITAL TRUST III                                                         DELAWARE
       TDS CAPITAL TRUST III                                                         DELAWARE
       TDS REAL ESTATE INVESTMENT CORPORATION                                        WISCONSIN
       TELECOM TECHNOLOGIES FUND LLC (TTF)
       VOLUTEER TV CABLE CO.                                                         TENNESSEE


PAGING

       API MERGER CORP.                                                              DELAWARE

       AMERICAN PAGING, INC. (OF CALIFORNIA)                                         CALIFORNIA
       PAGING HOLDING CO.                                                            DELAWARE